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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 9, 2003



                                INTERVOICE, INC.
             (Exact name of registrant as specified in its charter)



             Texas                      001-15045              75-1927578
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)



                             17811 Waterview Parkway
                               Dallas, Texas 75252
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 454-8000


                                 Not applicable

          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

        On June 9, 2003, Intervoice, Inc. ("Intervoice") announced in a press release (the "Press Release") that it had updated its first quarter fiscal 2004 revenues outlook, and its intention to file a Form 10-K/A for the year ended February 28, 2003 and a separate Form 10-Q/A for the quarter ended November 30, 2002.

        The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        Not applicable.

        (b) PRO FORMA FINANCIAL INFORMATION.

        Not applicable.

        (c) EXHIBITS.

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
        99.1 Press Release dated June 9, 2003, announcing updated first quarter fiscal 2004 revenues outlook and the planned amendment of Intervoice's Annual Report on Form 10-K for the year ended February 28, 2003 and its Quarterly Report on Form 10-Q for the quarter ended November 30, 2002.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERVOICE, INC.


                                 By: /s/ Rob-Roy J. Graham
                                     -----------------------------------------
                                     Rob-Roy J. Graham
                                     Executive Vice President, Chief Financial
                                     Officer and Secretary

Date: June 10, 2003


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
                                     INDEX TO EXHIBITS
Item
Number        Exhibit
------        -------
99.1 Press Release dated June 9, 2003, announcing updated first quarter fiscal 2004 revenues outlook and the planned amendment of Intervoice's Annual Report on Form 10-K for the year ended February 28, 2003 and its Quarterly Report on Form 10-Q for the quarter ended November 30, 2002.
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